SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                       Date of Report
                       (Date of earliest
                       event reported):        April 12, 2002


                             A. O. Smith Corporation
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                       1-475                       39-0619790
--------------                    -------                     ----------
(State or other              (Commission File               (IRS Employer
jurisdiction of                   Number)                Identification No.)
incorporation)


                P.O. Box 245008, Milwaukee, Wisconsin 53224-9508
            --------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 359-4000
                         (Registrant's telephone number)

Item 5.  Other Events.

         On April 12, 2002, A. O. Smith Corporation (the "Company") issued a press release announcing the Company's results for the quarter ended March 31, 2002 and its earnings outlook for 2002. A copy of the Company's press release is attached as Exhibit 99 to this Current Report on Form 8-K (this "Current Report") and is incorporated by reference herein.

         This Current Report (including the exhibit hereto) contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts, including statements regarding the Company's future financial position, business strategy, budgets, projected sales, costs and earnings, and plans and objectives for future operations, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking words such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or words of similar meaning. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated as of the date of this prospectus. Factors that could cause such a variance include, but are not limited to:

         o instability in the Company's electrical products and water systems markets;

         o the Company's inability to timely and properly integrate its acquisition of State Industries, Inc.;

         o        the Company's inability to implement cost-reduction programs;

         o        adverse changes in general economic conditions; and

         o        competitive pressures on the Company's businesses.

         Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this Current Report (including the exhibit hereto) are made only as of April 12, 2002, and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances.

Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits. The following exhibit is being filed herewith:

                  (99) Press Release of A. O. Smith Corporation, dated April 12, 2002.


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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        A. O. SMITH CORPORATION



Date:  April 12, 2002                   By:  /s/ Kenneth W. Krueger
                                           -------------------------------------
                                             Kenneth W. Krueger
                                             Senior Vice President and Chief
                                             Financial Officer



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
                             A. O. SMITH CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                              Dated April 12, 2002


Exhibit
Number
                                   Description

(99)          Press Release of A. O. Smith Corporation, dated April 12, 2002.







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